UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2021

Reinvent Technology Partners Y

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40216	98-1562265
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 Park Avenue, Floor 11 New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 457-1272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-eighth of one redeemable warrant	RTPYU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	RTPY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RTPYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Reinvent Technology Partners Y (the “Company”) plans to disseminate through its website certain information to the market, its investors, potential targets and others regarding certain matters in connection with the Company’s business operations and other information, including potentially material information. Such information and future updates will be placed on the “Investor Relations” section of Company’s website at https://y.reinventtechnologypartners.com. It is possible that certain information that the Company posts on its website could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, as such information could be deemed to be material information.

The information contained in this Item 7.01 is being “furnished” by the Company and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, other than to the extent that such filing incorporated by reference any or all of such information by express reference thereto.

Item 8.01	Other Events.

On March 18, 2021, the Company consummated its initial public offering (the “IPO”) of 97,750,000 units (the “Units”), including the issuance of 12,750,000 Units as a result of the underwriter’s exercise of its over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-eighth of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $977,500,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 8,900,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.50 per Private Placement Warrant, to the Company’s sponsor, Reinvent Sponsor Y LLC (the “Sponsor”), generating gross proceeds to the Company of $22,250,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Ordinary Share equals or exceeds $10.00 (as adjusted)); (2) they (including the Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $977,500,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to fund its working capital requirements, subject to an annual limit of $701,250, and/or to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination within the allotted time frame, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-253075):

•	Amended and Restated Memorandum and Articles of Association of the Company.

•	An Underwriting Agreement, dated March 15, 2021, between the Company and Morgan Stanley & Co. LLC.

•	A Warrant Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated March 15, 2021, among the Company, the Sponsor and the Company’s officers and directors.

•	An Investment Management Trust Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated March 15, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	A Support Services Agreement, dated March 15, 2021, between the Company and Reinvent Capital LLC.

•	A Sponsor Warrants Purchase Agreement, dated March 15, 2021, between the Company and the Sponsor.

On March 15, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated March 15, 2021, between the Company and Morgan Stanley & Co. LLC.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated March 15, 2021, among the Company, the Sponsor and the Company’s officers and directors.

10.2	Investment Management Trust Agreement, dated March 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated March 15, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.4	Support Services Agreement, dated March 15, 2021, between the Company and Reinvent Capital LLC.

10.5	Sponsor Warrants Purchase Agreement, dated March 15, 2021, between the Company and the Sponsor.

99.1	Press Release, dated March 15, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reinvent Technology Partners Y

Date: March 18, 2021	By:	/s/ Michael Thompson
	Name:	Michael Thompson
	Title:	Chief Executive Officer and Chief Financial Officer